Second Quarter 2019 Conference Call August 1, 2019

Forward-Looking Statements and Additional Information Forward-Looking Statements This presentation contains forward-looking statements within the meaning of federal securities laws regarding Marathon Petroleum Corporation (MPC). These forward-looking statements relate to, among other things, MPC’s acquisition of Andeavor and include expectations, estimates and projections concerning the business and operations, strategy and value creation plans of MPC. In accordance with "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, these statements are accompanied by cautionary language identifying important factors, though not necessarily all such factors, that could cause future outcomes to differ materially from those set forth in the forward- looking statements. You can identify forward-looking statements by words such as "anticipate," "believe," "could," "design," "estimate," "expect," "forecast," "goal," "guidance," "imply," "intend," "may," "objective," "opportunity," "outlook," "plan,“ “policy,” "position," "potential," "predict," “priority,” "project," "prospective," "pursue," "seek," "should," "strategy," "target," "would," "will" or other similar expressions that convey the uncertainty of future events or outcomes. Such forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond the company’s control and are difficult to predict. Factors that could cause MPC's actual results to differ materially from those implied in the forward-looking statements include: the risk that the cost savings and any other synergies from the Andeavor transaction may not be fully realized or may take longer to realize than expected; disruption from the Andeavor transaction making it more difficult to maintain relationships with customers, employees or suppliers; risks relating to any unforeseen liabilities of Andeavor; risks related to the acquisition of Andeavor Logistics LP by MPLX LP (MPLX), including the risk that anticipated opportunities and any other synergies from or anticipated benefits of the transaction may not be fully realized or may take longer to realize than expected, including whether the transaction will be accretive within the expected timeframe or at all, or disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; the ability to complete any divestitures on commercially reasonable terms and/or within the expected timeframe, and the effects of any such divestitures on the business, financial condition, results of operations and cash flows; future levels of revenues, refining and marketing margins, operating costs, retail gasoline and distillate margins, merchandise margins, income from operations, net income or earnings per share; the regional, national and worldwide availability and pricing of refined products, crude oil, natural gas, NGLs and other feedstocks; consumer demand for refined products; the ability to manage disruptions in credit markets or changes to credit ratings; future levels of capital, environmental or maintenance expenditures, general and administrative and other expenses; the success or timing of completion of ongoing or anticipated capital or maintenance projects; the reliability of processing units and other equipment; business strategies, growth opportunities and expected investment; share repurchase authorizations, including the timing and amounts of any common stock repurchases; the adequacy of capital resources and liquidity, including but not limited to, availability of sufficient cash flow to execute business plans and to effect any share repurchases or dividend increases, including within the expected timeframe; the effect of restructuring or reorganization of business components; the potential effects of judicial or other proceedings on the business, financial condition, results of operations and cash flows; continued or further volatility in and/or degradation of general economic, market, industry or business conditions; compliance with federal and state environmental, economic, health and safety, energy and other policies and regulations, including the cost of compliance with the Renewable Fuel Standard, and/or enforcement actions initiated thereunder; the anticipated effects of actions of third parties such as competitors, activist investors or federal, foreign, state or local regulatory authorities or plaintiffs in litigation; the impact of adverse market conditions or other similar risks to those identified herein affecting MPLX; and the factors set forth under the heading "Risk Factors" in MPC's Annual Report on Form 10-K for the year ended Dec. 31, 2018, filed with the SEC. Copies of MPC's Form 10-K are available on the SEC website, MPC's website at https://www.marathonpetroleum.com/Investors/ or by contacting MPC's Investor Relations office. Copies of MPLX's Form 10-K are available on the SEC website, MPLX's website at http://ir.mplx.com or by contacting MPLX's Investor Relations office. We have based our forward-looking statements on our current expectations, estimates and projections about our industry. We caution that these statements are not guarantees of future performance and you should not rely unduly on them, as they involve risks, uncertainties, and assumptions that we cannot predict. In addition, we have based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. While our respective management considers these assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. Accordingly, our actual results may differ materially from the future performance that we have expressed or forecast in our forward-looking statements. We undertake no obligation to update any forward-looking statements except to the extent required by applicable law. Non-GAAP Financial Measures Adjusted earnings, adjusted EBITDA, cash provided from operations before changes in working capital, Refining and Marketing margin and Retail total margin are non-GAAP financial measures provided in this presentation. Reconciliations to the nearest GAAP financial measures are included in the Appendix to this presentation. These non-GAAP financial measures are not defined by GAAP and should not be considered in isolation or as an alternative to net income attributable to MPC, net cash provided by (used in) operating, investing and financing activities, Refining and Marketing income from operations, Speedway income from operations or other financial measures prepared in accordance with GAAP. 2

Strategic Overview & Updates 3

Midstream Strategic Update Successfully combined MPLX and ANDX into one public company . Continue focus on portfolio optimization . Streamline capex focusing on most attractive returns . Advance development of integrated Permian crude oil and natural gas logistics systems . Invest in logistics projects to enhance MPC’s integrated value . Expand third-party business to capture additional profit Disciplined investments and enhanced cash flow stability 4

Second Quarter Highlights $ Millions (unless otherwise noted) 2Q19 Adjusted Earnings per Share ($/share)(a) $1.73 Adjusted EBITDA $3,221 Net Income $1,106 Cash from Operations, excluding Working Capital $2,823 Realized Synergies $270 Share Repurchases + Dividends $852 (a) Based on weighted average diluted shares of 666 million shares 5

Second Quarter Highlights (cont’d) 2Q 2019 vs. 1Q 2019 Adjusted EBITDA Reconciliation to Net Income 3,500 +1,275 3,221 3,000 -20 -56 2,500 2,000 +327 1,658 -1,123 $MM 1,500 -19 1,106 1,000 -936 500 0 1Q 2019 Midstream Retail Refining & Corporate and 2Q 2019 Transaction Turnaround Interest, 2Q 2019 Net Adj. EBITDA Marketing Unallocated Adj. EBITDA and Litigation and D&A Taxes, and NCI Income Items 6

Realized Synergies – 2Q 2019 . 2Q19 realized synergies of $270 million, includes $34 million of one-time synergies (a) Refining & Marketing Retail Corporate ($ MM) ($ MM) ($ MM) Total: 199 Total: 32 Total: 39 One-time(a): 23 One-time(a): 11 One-time(a): - Synergy Examples: . Turnaround cost savings and . Goods and services contract incremental earnings renegotiations . Catalyst re-use cost savings . Midwest crude supply optimization . Improved catcracker yields . Retail labor model optimization . Improved gasoline blending . Reduction in overhead costs (a) One-time: Synergies not expected to recur past 2019 7

Realized Synergies – YTD (a) Capex Reduction Cost Reduction Profit Enhancement 403 288 199 89 68 47 32 39 15 29 1Q19 2Q19 YTD'19 1Q19 2Q19 YTD'19 1Q19 2Q19 YTD'19 YTD'19 Refining & Retail Corporate Total Marketing On track to achieve expected 2019 gross run-rate synergies of up to $600 million (a) Includes synergies not expected to recur past 2019 8

Midstream EBITDA 2Q 2019 vs. 1Q 2019 1,400 . MPLX gathered, processed, 1,215 +7 1,196 and fractionated volumes 1,200 -16 -10 up >13% versus 2Q18 1,000 . Expect to add 600 MMcf/d 800 of processing capacity in $MM second half of 2019 600 400 . Progressed multiple crude and natural gas pipeline 200 initiatives (Whistler, Capline, W2W, Gray Oak) 0 1Q 2019 MPLX ANDX Other 2Q 2019 EBITDA Midstream EBITDA 9

Retail EBITDA 2Q 2019 vs. 1Q 2019 . Strong fuel margins 800 +64 +12 . 6.3% year-over-year increase 623 600 +265 in same store merchandise -14 sales 400 . Closed on acquisition of 33 $MM 296 stores in July 200 . Converted 407 stores to Speedway since combination (700 targeted by year-end 0 1Q 2019 Fuel Merchandise Operating Other 2Q 2019 2019) EBITDA Expense EBITDA (a) (a) Reflects operating, selling, general and administrative expenses. 10

Refining & Marketing Adjusted EBITDA 2Q 2019 vs 1Q 2019 . Strong execution with 97% utilization 1,800 +25 +13 1,600 +398 1,554 -10 . Completed planned 1,400 maintenance at Los Angeles, 1,200 +173 Martinez, and Garyville 1,000 +676 . Capture below historical $MM 800 levels due to West Coast 600 turnarounds and non- 400 transportation fuels pricing 279 200 0 . System fully prepared for 1Q 2019 Mid-Con USGC West Coast Operating Distribution Other 2Q 2019 IMO 2020 Adj. EBITDA Margin Margin Margin Costs (a) Costs (b) Adj. EBITDA (a) Includes refining major maintenance and operating costs. Excludes refining planned turnaround and D&A expense. (b) Excludes D&A expense 11

Total Consolidated Cash Flow 2Q 2019 4,000 +2,823 +275 3,500 -201 MPLX +203 3,000 ANDX + 97 MPC - 8 2,500 -1,448 2,000 $MM 1,500 +88 -852 1,247 1,000 877 -315 500 0 3/31/2019 Operating Cash Working Net Debt Capital Return of Net Distributions Other 6/30/2019 Cash Balance Flow before Capital Expenditures, Capital to to NCI Cash Balance Working Capital Investments Shareholders (a) (a) $352 MM dividends plus $500 MM share repurchases Note: Excludes restricted cash 12

Third-Quarter 2019 Outlook Other Crude Total Depreciation Charge/ Sweet Sour Operating Distribution Planned Throughput Throughput and Feedstocks Crude Crude Cost (b) Cost (c) Turnaround (a) (a) Amortization Throughput (a) $/BBL of Total in MBPD Percent of Throughput $MM $MM $MM Throughput Gulf Coast Region 1,100 175 1,275 37% 63% $4.40 $20 $135 Mid-Con Region 1,150 50 1,200 71% 29% $5.15 $110 $160 3Q 2019 3Q West Coast Region Projected 650 50 700 47% 53% $8.70 $25 $85 R&M Total 2,900 150 3,050 53% 47% $5.90 $1,300 $155 $420 (d) Note: The company provides certain financial and statistical data on its website not later than the close of business on the second business day following the end of each month, and may also provide additional updates within each month. . Corporate & other unallocated items estimated Retail Segment Light Product Sales Volume (MMgal) 2,525 – 2,675 at ~$190 MM for 3Q19 Merchandise Sales ($MM) 1,625 – 1,725 (a) Region throughput data includes inter-refinery transfers, but MPC totals exclude transfers (b) Includes refining major maintenance and operating costs. Excludes refining planned turnaround and D&A expense. (c) Excludes D&A expense (d) Includes D&A expense associated with distribution assets 13

Questions & Answers Strategic Overview

Appendix 15

Capitalization and Select Balance Sheet Data MPC As of June 30, 2019 MPC MPLX ANDX Excluding Consolidated Adjustments(a) Adjustments(a) MPLX & ($MM except ratio data) ANDX Total Debt 28,407 14,036 5,229 9,142 Total Equity (b) 44,066 9,310 3,801 30,955 Debt-to-Capital Ratio 39% - - 23% Cash and cash equivalents 1,247 7 25 1,215 Debt to LTM Adjusted Pro Forma EBITDA (c) 2.6x - - 1.4x Debt to LTM Adjusted Pro Forma EBITDA, N/A - - 1.1x w/MPLX LP and ANDX LP distributions (c) (a) Adjustments made to exclude MPLX and ANDX debt (all non-recourse) and the public portions of MPLX and ANDX equity; (b) Includes MPLX mezzanine equity of $1,005 million; (c) Calculated using face value of total debt and LTM adjusted pro forma EBITDA. Refer to appendix for reconciliation 16

Refining & Marketing Segment Income 2Q 2019 6,000 +254 +375 +22 5,000 4,680 4,347 4,000 -984 Volume 258 Product -547 3,000 Crude -695 $MM -1,527 2,000 +11 -1,277 906 1,000 -648 0 Blended Sweet Sour Market Other R&M Operating Distribution Other Turnaround R&M Crack Differential Differential Structure Margin Margin Costs Costs and D&A Segment Spread (b) (b) (c) (d) Income (a) (b) (a) Represents ex-RIN/CBOB adjusted crack spread, which incorporates the market cost of Renewable Identification Numbers (RINs) for attributable products and the difference between 87 Octane Gasoline and 84 Octane CBOB Gasoline. (b) Based on market indicators using actual volumes. (c) Includes refining major maintenance and operating costs. Excludes refining planned turnaround and D&A expense. (d) Excludes D&A expense 17

Refining & Marketing Margins – Market vs. Realized Total system capture of 82% vs. ~90% historical average, key factors included: . Non-transportation fuel pricing disconnect with gas crack . West Coast turnaround work . Higher Gulf Coast throughput (41%) vs basket used in Market Data (38%) 18

Distribution Costs – Components 2Q 2019 1,400 369 1,277 1,200 1,000 429 800 $MM 600 479 400 200 0 Third Party MPLX/ANDX MPLX Fuels Distribution and 2Q 2019 Fees and Other Fees Refinery Logistics Fees Distribution Costs Total distribution fees of $798 million paid to MLPs; and $431 million returned to MPC through distributions paid by the MLPs (a) (a) Based on distributions declared for 2Q 2019. 19

Refining & Marketing Segment Income 2Q 2019 vs. 2Q 2018 Variance Analysis 4,000 Volume Effect 3,500 +2,372 +131 +35 3,000 2,500 -424 -622 $MM 2,000 Volume -52 Product -314 1,500 Crude -256 -751 1,025 -503 1,000 -23 906 -334 500 0 2Q 2018 Blended Sour Sweet Market Other Operating Distribution Other Turnaround 2Q 2019 Crack Differential Differential Structure Margin Costs Costs and D&A Spread (b) (b) (c) (d) (a) (b) (a) Represents ex-RIN/CBOB adjusted crack spread, which incorporates the market cost of Renewable Identification Numbers (RINs) for attributable products and the difference between 87 Octane Gasoline and 84 Octane CBOB Gasoline. (b) Based on market indicators using actual volumes. (c) Includes refining major maintenance and operating costs. Excludes refining planned turnaround and D&A expense. (d) Excludes D&A expense 20

Refining & Marketing Segment Income 2Q 2019 vs. 1Q 2019 Variance Analysis 2,000 Volume -48 +2,102 Product -599 Crude +7 1,500 -164 -37 -14 1,000 +25 +13 906 -640 -10 -35 $MM 500 0 (334) -500 1Q 2019 Blended Sour Sweet Market Other Operating Distribution Other Turnaround 2Q 2019 Crack Differential Differential Structure Margin Costs Costs and D&A Spread (b) (b) (c) (d) (a) (b) (a) Represents ex-RIN/CBOB adjusted crack spread, which incorporates the market cost of Renewable Identification Numbers (RINs) for attributable products and the difference between 87 Octane Gasoline and 84 Octane CBOB Gasoline. (b) Based on market indicators using actual volumes. (c) Includes refining major maintenance and operating costs. Excludes refining planned turnaround and D&A expense. (d) Excludes D&A expense 21

Midstream Segment Income 2Q 2019 vs. 2Q 2018 Variance Analysis 1,000 +223 878 -13 800 +51 617 600 $MM 400 200 0 2Q 2018 MPLX ANDX Other 2Q 2019 (a) Midstream (a) Andeavor Logistics LP, acquired by Marathon on October 1, 2018 22

Retail Segment Income 2Q 2019 vs. 2Q 2018 Variance Analysis 800 +105 +455 600 +27 493 -196 -57 400 $MM 200 159 0 2Q 2018 Fuel Merchandise Operating Depreciation Other 2Q 2019 Margin Expense (a) (a) Reflects operating, selling, general and administrative expenses. 23

Earnings 2018 2019 ($MM unless otherwise noted) 1Q 2Q 3Q 4Q 1Q 2Q Refining & Marketing segment income (loss) (133) 1,025 666 923 (334) 906 Retail segment income 95 159 161 613 170 493 Midstream segment income 567 617 679 889 908 878 Corporate and other unallocated items (89) (81) (99) (233) (191) (179) Capline restructuring gain - - - - 207 - Transaction-related costs - (10) (4) (183) (91) (34) Litigation - - - - - (22) Impairments - 1 - 8 - - Income from operations 440 1,711 1,403 2,017 669 2,042 Net interest and other financing costs 183 195 240 385 306 322 Income before income taxes 257 1,516 1,163 1,632 363 1,720 Income tax provision 22 281 222 437 104 353 Net income 235 1,235 941 1,195 259 1,367 Less net income attributable to: Redeemable noncontrolling interest 16 20 19 20 20 21 Noncontrolling interests 182 160 185 224 246 240 Net income (loss) attributable to MPC 37 1,055 737 951 (7) 1,106 Effective tax rate 9% 19% 19% 27% 29% 21% 24

Reconciliation Net Income Attributable to MPC to Adjusted Net Income Attributable to MPC ($MM) 2Q19 2Q18 Net income attributable to MPC 1,106 1,055 Pre-tax adjustments: Transaction-related costs 34 10 Litigation 22 - Impairments - (1) Tax impact of adjustments(a) (14) (2) Adjusted net income attributable to MPC 1,148 1,062 (a) We generally tax effect taxable adjustments to reported earnings using a combined federal and state statutory rate of approximately 24 percent. Diluted earnings per share $1.66 $2.27 (b) Weighted-average diluted shares outstanding and income allocated to participating securities, if applicable, in the adjusted earnings per Adjusted diluted earnings per share(b) $1.73 $2.29 share calculation are the same as those used in the GAAP diluted earnings per share calculation. 25

Reconciliation Net Income Attributable to MPC to Adjusted EBITDA and LTM Adjusted Pro Forma EBITDA ($MM) 3Q ‘18 4Q ‘18 1Q ‘19 2Q ‘19 LTM Net Income (loss) attributable to MPC 737 951 (7) 1,106 2,787 Add: Net interest and other financial costs 240 385 306 322 1,253 Net income attributable to noncontrolling interests 204 244 266 261 975 Provision for income taxes 222 437 104 353 1,116 Depreciation and amortization 555 874 919 886 3,234 Refining planned turnaround costs 197 232 186 237 852 Purchase Accounting Inventory- Related Effects - 759 - - 759 Transaction related costs 4 183 91 34 312 Litigation - - - 22 22 Capline restructuring gain - - (207) - (207) Impairments - (8) - - (8) Adjusted EBITDA 2,159 4,057 1,658 3,221 11,095 Credit Metric Adjustments: Less: Refining planned turnaround costs (852) Add: LTM Pro Forma EBITDA related to ANDV 899 LTM Adjusted Pro Forma EBITDA 11,142 Less: LTM Adjusted EBITDA related to MPLX and ANDX (4,791) LTM Adjusted Pro Forma EBITDA excluding MPLX and ANDX 6,351 Add: Distributions to MPC from MPLX and ANDX 1,854 LTM Adjusted Pro Forma EBITDA excluding MPLX and ANDX EBITDA, including LP distributions to MPC 8,205 26

Reconciliation MPLX Net Income to EBITDA Related to MPLX 2018 2019 ($MM) LTM 1Q 2Q 3Q 4Q 1Q 2Q MPLX Net Income 423 456 516 439 509 488 1,952 Add: Net interest and other financial costs 130 151 153 227 171 170 721 Provision (benefit) for income taxes 4 1 3 - (2) 1 2 Depreciation and amortization 176 188 201 201 211 214 827 EBITDA related to MPLX 733 796 873 867 889 873 3,502 27

Reconciliation ANDX Net Income to EBITDA Related to ANDX 2018 2019 ($MM) LTM 1Q 2Q 3Q 4Q 1Q 2Q ANDX Net Income 131 132 166 170 158 160 654 Add: Net interest and other financial costs 55 60 57 60 62 63 242 Depreciation and amortization 89 93 85 102 101 105 393 EBITDA related to ANDX 275 285 308 332 321 328 1,289 28

Reconciliation Cash Provided by Operations to Operating Cash Flow Before Changes in Working Capital 2018 2019 ($MM) 2Q 3Q 4Q 1Q 2Q Cash provided by operations 2,386 1,182 2,727 1,623 2,622 Less changes in working capital: Changes in current receivables (321) (484) 2,298 (1,037) (713) Changes in inventories (374) 149 716 (4) 744 Changes in current accounts payable and accrued liabilities 1,224 (85) (2,482) 1,483 (186) Changes in the fair value of derivative instruments 15 12 (75) 29 (56) Changes in right of use assets and operating lease liabilities, net - - - (1) 10 Total changes in working capital 544 (408) 457 470 (201) Operating cash flow before changes in working capital 1,842 1,590 2,270 1,153 2,823 29

# Reconciliation

## Refining & Marketing Income from Operations to Refining & Marketing Margin

| | 2018 | | | | 2019 | |
|---|---|---|---|---|---|---|
| ($MM) | 1Q | 2Q | 3Q | 4Q | 1Q | 2Q |
| Refining & Marketing loss from operations | (133) | 1,025 | 666 | 923 | (334) | 906 |
| Plus: | | | | | | |
| Refining operating costs[(a)] | 909 | 776 | 795 | 1,657 | 1,552 | 1,527 |
| Refining depreciation and amortization | 236 | 235 | 241 | 377 | 387 | 368 |
| Refining planned turnaround costs | 173 | 62 | 197 | 232 | 186 | 237 |
| Distribution costs[(b)] | 629 | 774 | 780 | 1,329 | 1,290 | 1,277 |
| Distribution depreciation and amortization | 16 | 17 | 16 | 36 | 40 | 43 |
| Income from equity method investments | (3) | (4) | (7) | (1) | (1) | (3) |
| Net gain on disposal of assets | (1) | (3) | (1) | 1 | (6) | - |
| Other Income | (12) | (27) | (24) | (62) | (14) | (8) |
| Refining & Marketing margin[(c)] | **1,814** | **2,855** | **2,663** | **4,492** | **3,100** | **4,347** |
| | | | | | | |
| Refining & Marketing margin by region: | | | | | | |
| Gulf Coast | N/A | N/A | N/A | N/A | 917 | 1,090 |
| Mid-Continent | N/A | N/A | N/A | N/A | 1,517 | 2,193 |
| West Coast | N/A | N/A | N/A | N/A | 666 | 1,064 |
| Refining & Marketing margin[(c)] | **N/A** | **N/A** | **N/A** | **N/A** | **3,100** | **4,347** |

*(a) Includes refining major maintenance and operating costs. Excludes turnaround and depreciation and amortization expense.*
*(b) Excludes depreciation and amortization expense. Includes fees paid to MPLX and ANDX for various midstream services. MPLX's and ANDX's results are reported in MPC's Midstream segment.*
*(c) Refining & Marketing margin is defined as sales revenue less cost of refinery inputs and purchased products, excluding any LCM inventory market adjustment. We believe this non-GAAP financial measure is useful to investors and analysts to assess our ongoing financial performance because, when reconciled to its most comparable GAAP measure, it provides improved comparability between periods through the exclusion of certain items that we believe are not indicative of our core operating performance and that may obscure our underlying business results and trends. This measure should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP, and our calculations thereof may not be comparable to similarly titled measures reported by other companies.*

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Reconciliation Segment Income from Operations to Segment Adjusted EBITDA and Adjusted EBITDA 2018 2019 ($MM) 1Q 2Q 3Q 4Q 1Q 2Q Refining & Marketing Segment Segment income from operations (133) 1,025 666 923 (334) 906 Add: Depreciation and amortization 252 252 257 413 427 411 Refining planned turnaround costs 173 62 197 232 186 237 Purchase accounting inventory effect, net of LIFO - - - 759 - - Segment Adjusted EBITDA 292 1,339 1,120 2,327 279 1,554 Retail Segment Segment income from operations 95 159 161 613 170 493 Add: Depreciation and amortization 79 73 76 125 126 130 Segment EBITDA 174 232 237 738 296 623 Midstream Segment Segment income from operations 567 617 679 889 908 878 Add: Depreciation and amortization 181 191 205 308 307 318 Segment EBITDA 748 808 884 1,197 1,215 1,196 Segment Adjusted EBITDA 1,214 2,379 2,241 4,262 1,790 3,373 Corporate and other unallocated items (89) (81) (99) (233) (191) (179) Add: Depreciation and amortization 16 17 17 28 59 27 Adjusted EBITDA 1,141 2,315 2,159 4,057 1,658 3,221 31

# Reconciliation

## Retail Income from Operations to Retail Total Margin

| | 2018 | | | | 2019 | |
|---|---|---|---|---|---|---|
| ($MM) | 1Q | 2Q | 3Q | 4Q | 1Q | 2Q |
| Retail income from operations | 95 | 159 | 161 | 613 | 170 | 493 |
| Plus (Less): | | | | | | |
| Operating, selling, general and administrative expenses | 384 | 401 | 418 | 593 | 583 | 597 |
| Depreciation and amortization | 79 | 73 | 76 | 125 | 126 | 130 |
| Income from equity method investments | (14) | (19) | (18) | (23) | (17) | (21) |
| Net gain on disposal of assets | - | - | (1) | (16) | (2) | - |
| Other income | (1) | (2) | (2) | (2) | (2) | (4) |
| Retail total margin | **543** | **612** | **634** | **1,290** | **858** | **1,195** |
| Retail total margin:[a] | | | | | | |
| Fuel margin | 217 | 239 | 243 | 848 | 429 | 694 |
| Merchandise margin | 319 | 366 | 384 | 417 | 407 | 471 |
| Other margin | 7 | 7 | 7 | 25 | 22 | 30 |
| Retail total margin | **543** | **612** | **634** | **1,290** | **858** | **1,195** |

*[a]Retail fuel margin is defined as the price paid by consumers or direct dealers less the cost of refined products, including transportation, consumer excise taxes and bank card processing fees (where applicable) and excluding any LCM inventory market adjustment. Retail merchandise margin is defined as the price paid by consumers less the cost of merchandise. We believe these non-GAAP financial measures are useful to investors and analysts to assess our ongoing financial performance because, when reconciled to the most comparable GAAP measures, they provide improved comparability between periods through the exclusion of certain items that we believe are not indicative of our core operating performance and that may obscure our underlying business results and trends. These measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP, and our calculations thereof may not be comparable to similarly titled measures reported by other companies.*

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